UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 27, 2012 (January 13, 2012)

WESTERN GAS PARTNERS, LP

(Exact name of registrant as specified in its charter)

Delaware	001-34046	26-1075808
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1201 Lake Robbins Drive

The Woodlands, Texas 77380-1046

(Address of principal executive offices) (Zip Code)

(832) 636-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On January 17, 2012, Western Gas Partners, LP (the “Partnership”) filed a Current Report on Form 8-K (the “Initial Report”) to report, among other things, the closing of its acquisition of certain midstream assets from affiliates of Anadarko Petroleum Corporation (“Anadarko”), consisting of a 100% ownership interest in Mountain Gas Resources, LLC (or “MGR”), which owns (i) the Red Desert Complex, located in the greater Green River Basin in southwestern Wyoming, including the Patrick Draw processing plant with a capacity of 125 MMcf/d, the Red Desert processing plant with a capacity of 48 MMcf/d, 1,295 miles of gathering lines, and related facilities; (ii) a 22% interest in Rendezvous Gas Services, LLC (“Rendezvous”), which owns a 338-mile mainline gathering system serving the Jonah and Pinedale Anticline fields in southwestern Wyoming; and (iii) certain additional midstream assets and equipment. These assets are collectively referred to as the “MGR assets” and the acquisition as the “MGR acquisition.” The consideration paid by the Partnership for the MGR acquisition consisted of (i) $458.6 million in cash, (ii) 632,783 common units of the Partnership and (iii) 12,914 general partner units of the Partnership issued to the Partnership’s general partner, Western Gas Holdings, LLC (the “general partner” or “GP”). The Partnership funded the cash consideration through (i) $299.0 million in borrowings under its revolving credit facility and (ii) $159.6 million of cash on hand. The terms of the MGR acquisition were approved by the Board of Directors of the GP and by the Board’s special committee on December 15, 2011. The MGR acquisition closed on January 13, 2012, with an effective date of January 1, 2012.

This Current Report on Form 8-K/A (the “Amendment”) amends and supplements the Initial Report to include the financial statements of the MGR assets and the unaudited pro forma financial statements of the Partnership required by Items 9.01(a) and 9.01(b) of Form 8-K and to include exhibits under Item 9.01(d) of Form 8-K. No other modifications to the Initial Report are being made by this Amendment.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

Financial Statements of the MGR assets as of and for the year ended December 31, 2011, a copy of which is included as Exhibit 99.1 to this Current Report on Form 8-K/A, incorporated herein by reference.

(b)	Pro Forma Financial Information

Unaudited Pro Forma Condensed Consolidated Financial Statements of the Partnership as of and for the year ended December 31, 2011, a copy of which is included as Exhibit 99.2 to this Current Report on Form 8-K/A, incorporated herein by reference.

(d)	Exhibits

23.1	Consent of KPMG LLP.

99.1	Financial Statements of the MGR assets as of and for the year ended December 31, 2011.

99.2	Unaudited Pro Forma Condensed Consolidated Financial Statements of the Partnership as of and for the year ended December 31, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN GAS PARTNERS, LP

	By:	Western Gas Holdings, LLC, its general partner

Date: March 27, 2012	By:	/s/ Donald R. Sinclair
Donald R. Sinclair
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Title

23.1	Consent of KPMG LLP.

99.1	Financial Statements of the MGR assets as of and for the year ended December 31, 2011.

99.2	Unaudited Pro Forma Condensed Consolidated Financial Statements of the Partnership as of and for the year ended December 31, 2011.

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